UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23871)

KKR Asset-Based Income Fund

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Shawn Donovan, Esq.

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2026

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

KKR Asset-Based Income Fund

Semi-Annual Report

June 30, 2026

Asset-Based Income Fund	June 30, 2026

KKR Asset-Based Income Fund (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Fund’s Statement of Additional Information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at http://www.sec.gov.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Schedule of Investments Summary Table

As of June 30, 2026, the Fund’s portfolio was comprised of the following:

Investments in securities	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	—%	21.37%	19.78%	41.15%

High Yield Securities	—%	—%	0.51%	0.51%

Mortgage-Backed Securities	—%	39.82%	—%	39.82%

Senior Loans	—%	—%	13.45%	13.45%

Subordinated Debt	—%	—%	0.98%	0.98%

Private Equity	—%	—%	0.20%	0.20%

Money Market Fund	3.89%	—%	—%	3.89%

Total investments in securities	3.89%	61.19%	34.92%	100.00%

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Schedule of Investments

(in thousands, except share data)

		Effective
Issuer	Asset	Interest Rate	Maturity Date	Par	Fair Value

Asset-Backed Securities — 41.4%

Auto Loan — 3.6%

CPS Auto Securitization Trust (a)(b)	Class A, Series 2026-1	8.75%	5/17/2033	14,917	$14,722

Octane Receivables Trust (b)	Class D, Series 2025-RVM1	5.86%	12/20/2046	5,394	5,404

Data Center — 7.5%

Centersquare Issuer LLC (b)	Class A2, Series 2024-1A	5.20%	10/26/2054	10,017	9,767

Centersquare Issuer LLC	Class A2, Series 2025-4A	5.20%	8/25/2055	12,645	11,831

Centersquare Issuer LLC	Class A2, Series 2025-5A	5.30%	12/27/2055	12,025	11,627

SF Abs Issuer LLC (b)	Class A2, Series 2025-1A	5.38%	11/25/2055	9,351	9,208

DG Solar — 1.0%

SSI ABS Issuer LLC (b)	Class A, Series 2025-1	6.15%	7/25/2065	2,959	2,912

SSI ABS Issuer LLC (b)	Class B, Series 2025-1	7.82%	7/25/2065	2,782	2,773

Fiber — 2.7%

Metro Communications Issuer LLC (a)	Class A2I, Series 2025-1A	6.51%	2/25/2055	9,880	10,008

Metro Communications Issuer LLC (a)(b)(c)	Class A2II, Series 2025-1A	5.95%	2/25/2055	3,002	3,041

Metro Communications Issuer LLC (a)	Class BI, Series 2025-1A	7.82%	2/25/2055	1,801	1,825

Metro Communications Issuer LLC (a)(b)(c)	Class BII, Series 2025-1A	7.30%	2/25/2055	546	553

Fund Finance — 3.7%

New Mountain Guardian IV Rated Feeder III Ltd. (a)(b)(c)	Class A1, Series 2024-2A	6.89% (SOFR + 3.20%)	11/19/2037	20,000	20,005

Home Improvement — 0.2%

GoodLeap Home Improvement Solutions Trust (b)	Class B, Series 2026-1A	6.08%	12/20/2049	859	854

Infrastructure — 2.6%

SVC ABS LLC (b)	Class A, Series 2026-1A	5.16%	3/20/2056	3,293	3,249

SVC ABS LLC (b)	Class B, Series 2026-1A	5.80%	3/20/2056	8,463	8,224

SVC ABS LLC (b)	Class M, Series 2026-1A	7.55%	3/20/2056	2,909	2,999

Music IP — 1.7%

Lyra Music Assets Delaware LP	Class A2, Series 2024-3A	5.76%	12/22/2064	9,248	9,322

Oil & Gas PDP — 2.8%

Grayrock Fund IV ABS Issuer LLC (a)	Class A, Series 2026-2	5.76%	2/15/2041	8,955	8,845

Grayrock Fund IV ABS Issuer LLC (a)	Class B, Series 2026-2	10.28%	2/15/2041	2,104	2,086

Presidio Finance LLC (a)	Class A1, Series 2026-1A	5.90%	12/25/2041	2,272	2,272

Presidio Finance LLC (a)	Class A2, Series 2026-1A	6.72%	12/25/2041	2,080	2,080

Other Media — 0.7%

Identity Digital Capital LLC (a)	Class A2, Series 2025-1	6.79%	3/20/2065	4,003	4,021

Point of Sale Consumer Lending — 0.3%

Sunbit Asset Securitization Trust (b)	Class B, Series 2025-1	5.69%	7/15/2030	1,115	1,117

Sunbit Asset Securitization Trust (b)	Class C, Series 2025-1	6.12%	7/15/2030	459	460

Rooftop Solar Lease — 4.9%

Sunnova SOL IX Issuer LLC (a)	Class A, Series 2025-1	6.28%	1/30/2060	8,620	8,112

Sunnova SOL IX Issuer LLC (a)	Class B, Series 2025-1	8.65%	1/30/2060	666	633

Sunnova SOL VIII Issuer LLC (a)	Class A, Series 2024-3	6.45%	7/30/2059	19,394	18,452

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

		Effective
Issuer	Asset	Interest Rate	Maturity Date	Par	Fair Value

Sunnova SOL VIII Issuer LLC (a)	Class B, Series 2024-3	8.78%	7/30/2059	865	$815

Rooftop Solar Loans — 3.0%

MESA Trust (a)	Class A, Series 2025-1	5.20%	6/25/2060	9,937	9,629

MESA Trust (a)	Class B, Series 2025-1	5.70%	6/25/2060	1,048	1,023

MESA Trust (a)	Class C, Series 2025-1	6.45%	6/25/2060	986	958

MESA Trust (a)(c)	Class R, Series 2025-1	15.00%	6/25/2060	727	729

Sunnova Helios XI Issuer LLC (b)	Class B, Series 2023-A	5.60%	5/20/2050	5,463	4,350

Single Family Rental — 1.6%

AMSR Trust (b)	Class E2, Series 2022-SFR3	4.00%	10/17/2039	1,250	1,215

AMSR Trust (b)	Class E2, Series 2023-SFR1	4.00%	4/17/2040	5,939	5,730

Progress Residential Trust (b)	Class E2, Series 2023-SFR1	6.60%	3/17/2040	2,500	2,483

SME Short Term — 2.5%

Libertas Asset Securitization LLC (a)(b)	Class A, Series 2025-1A	6.34%	1/15/2031	443	443

Libertas Asset Securitization LLC (a)(b)	Class B, Series 2025-1A	6.54%	1/15/2031	354	354

Mulligan Asset Securitization II LLC (b)	Class A, Series 2024-1	6.00%	10/15/2031	9,500	9,503

OnDeck Asset Securitization IV LLC (b)	Class B, Series 2025-2A	5.23%	11/17/2032	820	814

OnDeck Asset Securitization IV LLC (b)	Class C, Series 2025-2A	6.30%	11/17/2032	820	825

RFS Asset Securitization V LLC (b)	Class B, Series 2025-1	6.20%	5/15/2032	1,250	1,250

RFS Asset Securitization V LLC (b)	Class C, Series 2025-1	7.65%	5/15/2032	1,000	1,004

Student Loans — 2.2%

College Ave Student Loans LLC (b)	Class D, Series 2023-A	6.89%	5/25/2055	1,546	1,563

College Ave Student Loans LLC (b)	Class E, Series 2023-A	8.49%	5/25/2055	3,059	3,136

Navient Education Loan Trust (b)	Class D, Series 2025-A	6.03%	7/15/2055	756	757

Navient Education Loan Trust (b)	Class D, Series 2026-A	5.97%	9/15/2056	719	716

Navient Refinance Loan Trust (b)	Class C, Series 2025-A	6.14%	2/16/2055	2,287	2,306

Sallie Mae Unlevered (a)(c)	Class R (Equity)	0.00%	12/25/2055	309	304

Sallie Mae Unlevered (a)(c)	Class R Equity (01/26)	0.00%	12/25/2055	345	340

Sallie Mae Unlevered (a)(c)	Class R Equity (04/26)	0.00%	12/25/2055	59	58

SMB Private Education Loan Trust (b)	Class D, Series 2025-B	6.63%	3/17/2053	2,982	2,885

Unsecured Consumer — 0.4%

Regional Management Issuance Trust (b)	Class D, Series 2025-2	6.01%	11/16/2037	1,977	1,977

TOTAL ASSET-BACKED SECURITIES (Amortized Cost $233,294)					$231,569

High Yield Securities — 0.5%

Student Loans — 0.5%

Sallie Mae Levered (a)	13.00% 01/34 (01/26)	13.00%	1/27/2034	1,207	1,207

Sallie Mae Levered (a)	13.00% 03/34 (03/26)	13.00%	3/26/2034	155	155

Sallie Mae Levered (a)	13.00% 03/34 (03/26)	13.00%	3/11/2034	325	325

Sallie Mae Levered (a)(d)	13.00% 04/34 (04/26)	13.00% PIK	4/21/2034	331	331

Sallie Mae Levered (a)	SPV Maguire Flow Aggregation	13.00%	11/26/2033	827	827

TOTAL HIGH YIELD SECURITIES (Amortized Cost $2,845)					$2,845

Mortgage-Backed Securities — 40.1%

Home Equity Investments — 11.7%

HTAP Issuer Trust (b)	Class A, Series 2025-2	6.50%	6/25/2043	19,755	19,616

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

		Effective
Issuer	Asset	Interest Rate	Maturity Date	Par	Fair Value

HTAP Issuer Trust (b)	Class B, Series 2025-2	8.00%	6/25/2043	1,184	$1,168

Point Securitization Trust (b)(e)	Class A1, Series 2023-1	6.50%	11/25/2053	98	98

Point Securitization Trust (b)(e)	Class A2, Series 2025-2	7.00%	10/25/2055	1,269	1,258

Unison Trust	Class A, Series 2025-1	6.00%	7/25/2055	10,580	9,969

Unlock HEA Trust (b)	Class A, Series 2024-1	7.00%	4/25/2039	3,896	3,886

Unlock HEA Trust (b)	Class A, Series 2024-2	6.50%	10/25/2039	964	962

Unlock HEA Trust (b)	Class A, Series 2025-1	6.75%	7/25/2041	10,312	10,322

Unlock HEA Trust	Class A, Series 2025-3	5.75%	12/25/2041	14,009	13,744

Unlock HEA Trust (b)	Class B, Series 2025-2	7.25%	11/25/2041	1,827	1,784

Unlock HEA Trust	Class B, Series 2025-3	7.25%	12/25/2041	3,609	3,497

Investor Loans — 0.4%

JP Morgan Mortgage Trust (b)(c)	Class B3, Series 2025-INV1	6.83%	11/25/2055	874	899

Morgan Stanley Residential Mortgage Loan Trust (b)(c)	Class M1, Series 2025-DSC3	5.78%	9/25/2070	1,041	1,027

Non-Qualified Mortgage — 11.2%

Angel Oak Mortgage Trust (b)(c)	Class M1, Series 2025-10	5.72%	9/25/2070	566	561

Angel Oak Mortgage Trust (b)(c)	Class M1, Series 2025-8	6.22%	7/25/2070	2,153	2,156

Angel Oak Mortgage Trust (b)(c)	Class M1A, Series 2024-13	6.44%	12/26/2069	7,000	7,068

Angel Oak Mortgage Trust (b)(c)	Class M1B, Series 2024-12	7.08%	10/25/2069	3,000	3,034

Angel Oak Mortgage Trust (b)(c)	Class M1B, Series 2024-13	6.89%	12/26/2069	2,000	2,024

Colt Mortgage Loan Trust (b)(c)	Class M1, Series 2024-7	6.45%	12/26/2069	7,000	7,031

Cross Mortgage Trust (b)(c)	Class B1A, Series 2024-H8	6.96%	12/25/2069	1,976	1,985

Cross Mortgage Trust (b)(c)	Class B1A, Series 2025-H7	6.09%	9/25/2070	522	517

EFMT Sponsor LLC (b)(c)	Class A2, Series 2026-RM2	4.75%	5/25/2056	1,306	1,200

EFMT Sponsor LLC (b)(c)	Class A3, Series 2026-RM2	4.75%	5/25/2056	2,010	1,710

Homes Trust (b)(c)	Class M1, Series 2025-NQM4	5.96%	8/25/2070	609	606

Homes Trust (b)(c)	Class M2, Series 2024-NQM2	7.10%	10/25/2069	5,000	5,061

JP Morgan Mortgage Trust (b)(c)	Class M1A, Series 2025-NQM3	5.97%	11/25/2065	1,652	1,647

JP Morgan Mortgage Trust (b)(c)	Class M1B, Series 2024-NQM1	6.86%	2/25/2064	1,680	1,693

JP Morgan Mortgage Trust (b)(c)	Class M1B, Series 2025-NQM3	6.42%	11/25/2065	322	322

Morgan Stanley Residential Mortgage Loan Trust (b)(c)	Class B1A, Series 2024-NQM5	7.16%	10/25/2069	2,000	2,016

Morgan Stanley Residential Mortgage Loan Trust (b)(c)	Class M1, Series 2024-NQM5	6.52%	10/25/2069	3,600	3,615

Morgan Stanley Residential Mortgage Loan Trust (b)(c)	Class M1, Series 2025-NQM7	5.84%	9/25/2070	2,332	2,318

New Residential Mortgage Loan Trust (b)(c)	Class M1, Series 2024-NQM3	6.39%	11/25/2064	3,885	3,901

New Residential Mortgage Loan Trust (b)(c)	Class M1, Series 2025-NQM4	6.08%	7/25/2065	1,487	1,482

PRKCM Trust (b)(c)	Class M1, Series 2022-AFC2	6.10%	8/25/2057	2,420	2,414

Provident Funding Mortgage Trust (b)(c)	Class B1, Series 2025-2	6.24%	6/25/2055	924	936

Provident Funding Mortgage Trust (b)(c)	Class B2, Series 2025-2	6.24%	6/25/2055	972	977

Provident Funding Mortgage Trust (b)(c)	Class B3, Series 2025-2	6.24%	6/25/2055	1,021	1,011

PRPM Trust (b)(c)	Class M1, Series 2025-NQM3	6.19%	5/25/2070	551	552

SG Residential Mortgage Trust (b)(c)	Class M1, Series 2026-3	6.13%	4/25/2066	5,698	5,685

Private Label Reverse Mortgage — 5.4%

Finance of America Structured Securities Trust (c)	Class A1, Series 2026-PC2	4.50%	6/25/2056	17,396	16,948

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

		Effective
Issuer	Asset	Interest Rate	Maturity Date	Par	Fair Value

Finance of America Structured Securities Trust (c)	Class M1, Series 2026-PC2	5.50%	6/25/2056	6,853	$6,584

Finance of America Structured Securities Trust (c)	Class M2, Series 2026-PC2	6.00%	6/25/2056	5,271	5,069

MOO Securitization Trust (b)(c)	Class M1, Series 2026-RM2	4.75%	6/25/2066	1,378	1,283

MOO Securitization Trust (b)(c)	Class M2, Series 2026-RM2	4.75%	6/25/2066	937	831

Qualified Mortgage — 2.1%

Chase Home Lending Mortgage Trust (b)(c)	Class B3, Series 2025-9	6.59%	6/25/2056	1,291	1,306

GS Mortgage-Backed Securities Trust (b)(c)	Class B3, Series 2025-PJ5	6.53%	10/25/2055	714	690

GS Mortgage-Backed Securities Trust (b)(c)	Class B3, Series 2025-PJ7	6.48%	12/25/2055	952	932

JP Morgan Mortgage Trust (b)(c)	Class B3, Series 2025-4	6.30%	11/25/2055	808	758

NRP Mortgage Trust (b)(c)	Class B5, Series 2013-1	3.28%	7/25/2043	6,602	4,398

Provident Funding Mortgage Trust (b)(c)	Class B3, Series 2025-5	6.14%	11/25/2055	1,094	1,080

SAIF Securitization Trust (b)(c)	Class M1, Series 2025-HYB1	6.03%	10/25/2055	1,520	1,521

SAIF Securitization Trust (b)(c)	Class M2, Series 2025-HYB1	6.03%	10/25/2055	1,014	987

Re-Performing — 0.1%

Chase Home Lending Mortgage Trust (b)(c)	Class M2, Series 2025-RPL1	3.99%	4/25/2065	1,152	685

Second Lien/HELOC — 4.2%

EFMT Sponsor LLC (b)(c)	Class M1, Series 2025-CES4	6.11%	6/25/2060	3,360	3,364

SAIF Securitization Trust (b)(e)	Class A3, Series 2025-CES1	5.99%	6/25/2065	590	593

SAIF Securitization Trust (b)(c)	Class M1, Series 2025-CES1	6.24%	6/25/2065	590	592

Santander Mortgage Asset Receivable Trust (b)(c)	Class B1, Series 2025-CES1	6.47%	9/25/2055	3,255	3,219

Santander Mortgage Asset Receivable Trust (b)(c)	Class B2, Series 2025-CES1	7.31%	9/25/2055	2,749	2,704

Santander Mortgage Asset Receivable Trust (b)(c)	Class M1, Series 2025-CES1	5.67%	9/25/2055	9,114	8,999

Towd Point Mortgage Trust (b)(c)	Class M1, Series 2024-CES3	6.81%	5/25/2064	2,439	2,458

Towd Point Mortgage Trust (b)(c)	Class M2, Series 2025-CES3	5.92%	8/25/2065	1,517	1,509

Single Family Rental — 5.0%

AMSR Trust (b)	Class E2, Series 2024-SFR2	4.15%	11/17/2041	10,000	9,399

AMSR Trust (b)	Class E2, Series 2025-SFR2	4.28%	11/17/2042	1,573	1,473

Progress Residential Trust (b)	Class E, Series 2025-SFR5	4.85%	10/17/2042	8,142	7,753

Progress Residential Trust (b)(c)	Class E2, Series 2024-SFR5	3.63%	8/17/2041	10,044	9,237

TOTAL MORTGAGE-BACKED SECURITIES (Amortized Cost $224,040)					$224,124

Senior Loans — 13.1%

Aviation Lending — 2.6%

Lesha - Project Skyline (a)	TL 1L 12/24 (MSN 36010)	6.67%	8/28/2032	2,886	2,901

Lesha - Project Skyline (a)	TL 1L 12/24 (MSN 36011)	6.72%	2/28/2029	2,295	2,308

Lesha - Project Skyline (a)	TL 1L 12/24 (MSN 36095)	6.62%	3/31/2029	2,675	2,684

Lesha - Project Skyline (a)	TL 1L 12/24 (MSN 36104)	6.61%	8/31/2030	3,273	3,276

Lesha - Project Skyline (a)	TL 1L 12/24 (MSN 38245)	6.70%	2/28/2031	3,625	3,639

Collateralized Fund Obligation — 0.7%

Stepstone Boulder II, LP (a)(c)(f)	TL 1L DD A 03/26	6.43% (SOFR + 2.70%)	4/30/2041	10,055	4,022

Fund Finance — 1.7%

Ardian US LLC (a)(c)	TL 1L 07/25	6.23% (SOFR + 2.50%)	12/21/2028	9,820	9,820

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

		Effective
Issuer	Asset	Interest Rate	Maturity Date	Par	Fair Value

Rooftop Solar Lease — 4.1%

Sunrun Charis Portfolio LLC (a)	TL 1L 07/23	6.93%	7/30/2053	10,676	$10,852

Sunrun Romulus Portfolio LLC (a)	TL 1L 02/24	6.48%	1/31/2054	12,576	12,572

SME Long Term — 1.3%

BHG Funding LLC (a)	TL 1L A2 05/23	7.07%	5/19/2036	3,775	3,793

BHG Funding LLC (a)	TL 2L B2 05/23	8.12%	5/19/2036	1,694	1,702

BHG Funding LLC (a)(c)	TL 3L C2 05/23	8.80%	5/19/2036	1,695	1,644

Solar Loan — 0.5%

SunPower Financial (a)	TL 01/25	6.69%	8/30/2054	2,704	2,700

Student Loans — 1.4%

Sallie Mae Unlevered (a)(c)	TL 01/26 Class A-FL	4.85% (SOFR + 1.20%)	12/25/2055	551	559

Sallie Mae Unlevered (a)	TL 01/26 Class A-FX	4.85%	12/25/2055	3,489	3,489

Sallie Mae Unlevered (a)	TL 01/26 Class B	5.25%	12/25/2055	641	642

Sallie Mae Unlevered (a)	TL 01/26 Class C	5.50%	12/25/2055	148	148

Sallie Mae Unlevered (a)	TL 01/26 Class D	6.10%	12/25/2055	99	99

Sallie Mae Unlevered (a)(c)	TL 04/26 Class A-FL	4.85% (SOFR + 1.20%)	12/25/2055	105	106

Sallie Mae Unlevered (a)	TL 04/26 Class A-FX	4.97%	12/25/2055	595	595

Sallie Mae Unlevered (a)	TL 04/26 Class B	5.37%	12/25/2055	111	111

Sallie Mae Unlevered (a)	TL 04/26 Class C	5.62%	12/25/2055	26	26

Sallie Mae Unlevered (a)	TL 04/26 Class D	6.22%	12/25/2055	17	17

Sallie Mae Unlevered (a)(c)	TL 11/25 Class A-FL	4.85% (SOFR + 1.20%)	12/25/2055	197	200

Sallie Mae Unlevered (a)	TL 11/25 Class A-FX	4.95%	12/25/2055	2,521	2,521

Sallie Mae Unlevered (a)	TL 11/25 Class B	5.45%	12/25/2055	431	432

Sallie Mae Unlevered (a)	TL 11/25 Class C	5.65%	12/25/2055	99	100

Sallie Mae Unlevered (a)	TL 11/25 Class D	6.25%	12/25/2055	66	66

Unsecured Consumer — 0.8%

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class A	4.76%	3/17/2036	1,867	1,845

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class B	5.63%	3/17/2036	802	792

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class C	5.99%	3/17/2036	180	177

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class D	6.34%	3/17/2036	551	543

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class E	6.83%	3/17/2036	922	909

BHG Funding LLC (a)	TL 03/26 Tranche 1 Class F	8.39%	3/17/2036	378	374

TOTAL SENIOR LOANS (Amortized Cost $ 75,802)					$75,664

Subordinated Debt — 1.0%

Student Loans — 1.0%

Sallie Mae Levered (a)(c)(f)	TL DD Revolver B 11/25 (Mezz)	6.37% (SOFR + 2.75%)	11/22/2032	6,216	5,518

TOTAL SUBORDINATED DEBT (Amortized Cost $ 5,496)					$5,518

			Shares

Private Equity — 0.2%

Solar Loan — 0.1%

SunPower Financial (a)(g)	Private Equity (SPV)		583,201		549

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Issuer	Asset	Effective Interest Rate	Shares	Fair Value

Student Loans — 0.1%

Sallie Mae Levered (a)(g)	Private Equity (SPV)		599,980	$559

TOTAL PRIVATE EQUITY (Cost $1,183)				$1,108

TOTAL INVESTMENTS (Cost $542,660) — 96.3%				$540,828

Money Market Fund — 3.9%

U.S. Government Securities — 3.9%

Fidelity Investments Money Market Treasury Portfolio (h)	Class I	3.55%	21,916,258	21,916

TOTAL MONEY MARKET FUND (Cost $21,916)				$21,916

TOTAL INVESTMENTS INCLUDING MONEY MARKET FUND (Cost $564,576) — 100.2%				$562,744

LIABILITIES EXCEEDING OTHER ASSETS, NET — (0.2)%				(1,133)

NET ASSETS — 100.0%				$561,611

DD	Delayed draw term loan.

HELOC	Home equity line of credit.

PDP	Proved developed producing.

SME	Small and medium-sized enterprise.

SOFR	Secured overnight financing rate.

SPV	Special purpose vehicle.

TL	Term loan.

1L	First lien.

2L	Second lien.

3L	Third lien.

(a)	Value determined using significant unobservable inputs.

(b)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2026, the value of these securities amounted to $294.9 million or 52.5% of net assets.

(c)

Variable rate securities. The effective rate shown is based on the latest available information as of June 30, 2026. Certain variable rate securities are based on a published reference rate and spread. Interest rates for certain variable rate securities are determined by the issuer, or agent, and are based on current market conditions, and these securities do not indicate a reference rate and spread in their description.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional par. PIK rate disclosed is excluded from the spread.

(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at June 30, 2026.

(f)	Investment is an unfunded or partially funded commitment.

(g)	Security considered restricted.

(h)	Rate represents the money market fund’s average 7-day yield as of June 30, 2026.

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2026

(in thousands, except share and per share data)

Assets
Investments, at fair value (cost $542,660)	$540,828
Cash and cash equivalents	29,158
Dividends and interest receivable	2,706
Due from Adviser	175
Other assets	549

Total Assets	573,416

Liabilities
Distributions payable to Shareholders	10,113
Investment advisory fees payable	489
Trustees’ fees payable	56
Other accrued expenses	746

Total Liabilities	11,404

Series A Cumulative Preferred Shares, net (515 shares authorized, issued and outstanding)	401

Commitments and Contingencies (Note 8)

Net Assets	$561,611

Net Assets:
Paid-in capital ($0.001 par value, unlimited shares authorized)	$562,169
Total distributable loss	(558)

Total Net Assets	$561,611

Net Asset Value Per Share:
560,406 shares outstanding	$1,002.15

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Statement of Operations

For the Six Months Ended June 30, 2026

(in thousands)

Investment Income
Interest income	$17,684
Dividend income	681
Other income	2,566

Total Investment Income	20,931

Expenses
Investment advisory fees	1,393
Professional fees	471
Administration and custody fees	383
Transfer agent fees	100
Trustees’ fees	37
Other expenses	224

Total Expenses	2,608

Fees waived by the Adviser	(418)
Expense limitation	(375)

Net Expenses	1,815

Net Investment Income	19,116

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) From:
Investments	(1,556)

Net Realized Loss	(1,556)

Net Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,304)

Net Change in Net Unrealized Depreciation	(6,304)

Net Realized and Unrealized Loss on Investments	(7,860)

Distributions from net income paid to Series A Cumulative Preferred Shareholders	(31)

Net Increase in Net Assets resulting from operations	$11,225

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Statements of Changes in Net Assets

(in thousands)

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025

Increase (decrease) in net assets resulting from operations:
Net investment income	$19,116	$29,743
Net realized gain (loss)	(1,556)	6,004
Net change in unrealized depreciation	(6,304)	(2,154)
Distributions from net income paid to Series A Cumulative Preferred Shareholders	(31)	(62)

Increase in Net Assets resulting from Operations	11,225	33,531

Distributions to Shareholders from:
Total distributable earnings	(19,174)	(34,490)

Total Distributions to Shareholders	(19,174)	(34,490)

Shareholder Transactions (Note 7)
Net proceeds from sale of shares	7,200	130,070

Increase in Net Assets from Shareholder Transactions	7,200	130,070

Net Increase in Net Assets	(749)	129,111

Net Assets:
Beginning of period	562,360	433,249

End of period	$561,611	$562,360

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Statement of Cash Flows

For the Six Months Ended June 30, 2026

(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,225
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of investments	119,472
Purchases of investments	(113,665)
Net change in unrealized depreciation on investments	6,304
Net realized loss on investment security transactions	1,556
Net accretion of discounts and premiums	(468)
Changes in assets and liabilities:
Decrease in due from Adviser	565
Decrease in payable for securities purchased	(272)
Decrease in dividends and interest receivable	185
Increase in other assets	(58)
Increase in other accrued expenses	46
Increase in Trustees’ fees payable	18
Decrease in investment advisory fees payable	(8)

Net cash provided by operating activities	24,900

Cash Flows from Financing Activities:
Proceeds from sale of common shares	7,200
Distributions paid to Shareholders	(16,196)

Net cash used in financing activities	(8,996)

Net Increase in Cash and Cash Equivalents	15,904

Cash and Cash Equivalents:
Beginning balance	13,254

Ending balance	$29,158

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Financial Highlights

(in thousands, except shares and

per share value)

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Period from May 3, 2023(1) to December 31, 2023

Common Shares

Per Share Operating Performance(2)

Net asset value, beginning of period	$1,016.52		$1,018.48	$1,008.40	$1,000.00

Income from operations:

Net investment income	34.55		62.96	64.98	41.29

Net realized and unrealized gain	(14.26)		7.37	11.35	8.12

Total income from operations	20.29		70.33	76.33	49.41

Distributions from:

Net Investment Income	(34.66)		(64.45)	(64.06)	(41.01)

Net realized gains	–		(7.84)	(2.19)	–

Net asset value, end of period	$1,002.15		$1,016.52	$1,018.48	$1,008.40

Total return(3)	2.02%		7.17%	7.73%	4.97%

Ratio to average net assets

Expenses, before waiver and reimbursement	0.93	%(4)	1.03%	0.92%	0.99	%(4)

Expenses, after waiver and reimbursement	0.65	%(4)	0.65%	0.65%	0.68	%(4)

Net investment income, before waiver and reimbursement	6.10	%(4)	5.65%	6.08%	5.70	%(4)

Net investment income, after waiver and reimbursement	6.38	%(4)	6.03%	6.35%	6.01	%(4)

Supplemental data

Net assets, end of period (000’s)	$561,611		$562,360	$433,249	$428,964

Portfolio turnover rate(3)	20.93%		59.04%	38.57%	6.27%

(1)	Common Shares commenced operations on May 3, 2023.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common share at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

(4)	Annualized.

See accompanying notes to financial statements.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Notes to Financial Statements

1. Organization

KKR Asset-Based Income Fund (the “Fund”) was organized on February 10, 2023 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on May 3, 2023. The Fund seeks to provide attractive risk-adjusted returns. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

For the six months ended June 30, 2026, there were no significant changes to the Fund’s fair value methodologies.

Senior Loans — Senior loans hold the most senior position in the capital structure of a borrower and in most circumstances are fully collateralized by assets of the borrower. They are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common shareholders. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements. The value of the Fund’s assets could also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Mortgage-Backed and Asset-Backed Securities — The Fund invests in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). ABS represent interests in pools of underlying hard and financial assets. MBS are created from pools of residential or commercial mortgage loans. These securities typically provide a monthly payment that consists of principal and/or interest payments. Interest payments may be determined by fixed or adjustable rates.

Unfunded Loan Commitments — Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand.

When-Issued Securities — The Fund may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Private Placement Securities — The Fund may invest in private placement securities, which are considered restricted. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security may agree to register such securities for resale either upon demand by the Fund or in connection with another registered offering of the securities. The Fund’s restricted securities are valued in accordance with the valuation policies and procedures established by the Valuation Designee. Although restricted securities can be resold in private or exempt transactions, the prices realized on such transactions could differ from the restricted securities’ current estimated fair market values.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is accrued as earned. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Paydown gains and losses on MBS and ABS are recorded as an adjustment to interest income. Realized gains and losses are calculated on the specific identified cost basis.

Other Income — Other income consists of non-recurring fees earned in the ordinary course of business, such as structuring, consent, amendment, and prepayment fees. Such fees are recognized when earned.

Cash and Cash Equivalents — Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of June 30, 2026, the Fund invested in the Fidelity Investments Money Market Treasury Portfolio — Class I.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Distributions to Shareholders — Distributions of net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of December 31.

To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the one year period ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2025). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of June 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2026, the Fund did not incur any interest or penalties.

3. Risk Considerations

The Fund invests mainly in ABS, MBS and senior loans. These investments may involve certain risks, including, but not limited to, those described below:

Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates, trade barriers, trade disputes and tariffs. For example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sectors have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value of the Fund’s shares and the Fund’s investment return will likely be more volatile. The use of leverage may also increase the Fund’s sensitivity to interest rate risk.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

For more information on these and other risks, refer to the Fund’s private placement memorandum.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly in arrears by the Fund, in an amount equal to 0.50% of the Fund’s month end net assets (the “Management Fee”). The Adviser has agreed to temporarily reduce its Management Fee to an annual rate of 0.35% of the Fund’s month end net assets until the Fund’s aggregate net assets are equal to or greater than $1.0 billion. When the Fund’s aggregate net assets are equal to or greater than $1.0 billion, the Adviser’s agreement to temporarily reduce its Management Fee will terminate, and the Adviser will receive a Management Fee at an annual rate of 0.50% of the Fund’s month end net assets. The aforementioned limitation to the Management Fee may be extended, terminated or modified by the Adviser in its sole discretion and at any time.

During the six months ended June 30, 2026, the Adviser earned a Management Fee of $1.4 million and waived fees of $0.4 million.

Expense Limitation and Reimbursement Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser has agreed to waive its monthly fee and pay, absorb or reimburse some or all of the Fund’s “Specified Expenses” (as defined below), an “Expense Limitation Payment,” for each month during the Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed 0.30% of the Fund’s month end net assets.

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organization and offering expenses, with the exception of (i) the Management Fee; (ii) fees, costs and expenses of identifying, sourcing, investigating (and conducting diligence with respect to), evaluating, structuring, consummating, registering, holding, rating, monitoring or disposing potential and actual portfolio investments, including (a) brokerage commissions, clearing and settlement charges, investment banking fees, bank charges, custodial fees, placement, syndication and solicitation fees, arranger fees, expenses relating to short sales, sales commissions, and other investment, execution, closing and administrative fees, costs and expenses, (b) any travel-related costs and expenses incurred in connection therewith (including costs and expenses of accommodations and meals, costs and expenses related to attending trade association meetings, conferences or similar meetings for purposes of evaluating actual or potential investment opportunities, and with respect to travel on non-commercial aircraft, costs of travel at a comparable business class commercial airline rate) including any such expenses incurred in connection with attendance at meetings of relevant investment committees and portfolio management committees, (c) expenses associated with portfolio and risk management including hedging transactions and related costs, (d) fees, costs and expenses incurred in the organization, operation, administration, restructuring or dissolution, liquidation and termination of any entities through which the Fund makes investments (including costs associated with establishing and maintaining a permanent residence in certain jurisdictions, such as employee compensation and benefits, allocable rent and other overhead of entities established to manage or administer such entities including entities in which KKR or its affiliates have an interest), and (e) fees, costs and expenses of outside counsel, accountants, auditors, consultants and other similar advisors and service providers incurred in connection with designing, implementing and monitoring participation by portfolio companies or other issuers in compliance and operational “best practices” programs and initiatives; (iii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (iv) taxes; and (v) extraordinary expenses (as determined in the sole discretion of the Adviser).

Asset-Based Income Fund	June 30, 2026 (Unaudited)

The “Limitation Period” commenced on April 25, 2023 through the later of two years or until the Fund’s aggregate net assets are equal to or greater than $1.5 billion. The Fund has agreed to repay these amounts (“Reimbursement Payments”), when and if requested by the Adviser, but only if and to the extent such recoupment occurs within the 36-month period after the Adviser bears the expense and does not cause the Specified Expenses plus recoupment to exceed 0.30% of the Fund’s month end net assets (or, if a lower expense limit is then in effect, such lower limit). The Expense Limitation Agreement terminates at the end of the Limitation Period, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

As of June 30, 2026, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $2.6 million and the amount of Reimbursement Payments to the Adviser was $0.2 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of June 30, 2026.

The following table reflects the Expense Limitation Payments that may become subject to reimbursement (in thousands):

For the Period Ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through
December 31, 2023	$210	December 31, 2026
December 31, 2024	$524	December 31, 2027
December 31, 2025	$1,123	December 31, 2028
June 30, 2026	$375	June 30, 2029

Administrator, Custodian and Transfer Agent — KKR Credit Advisors (US) LLC also serves as the Fund’s administrator (the “Administrator”) pursuant to an administration agreement under which the Administrator is responsible for providing administrative and accounting services. The Administrator has also entered into a sub-administration agreement with The Bank of New York Mellon. The Fund has engaged The Bank of New York Mellon as the Fund’s custodian and has engaged BNY Mellon Investment Servicing (US) Inc., as the Fund’s transfer agent.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund’s shares do not incur distribution or servicing fees.

Other — Certain officers of the Fund are also employees and officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

The Fund is permitted to obtain interest-free unsecured short-term borrowings (averaging one to two days) from an affiliate of the Adviser. There were no borrowings outstanding under such arrangements as of June 30, 2026.

5. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2026, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

Description	Level 1	Level 2	Level 3	Total
Investments in securities:
Asset-Backed Securities	$—	$120,261	$111,308	$231,569
High Yield Securities	—	—	2,845	2,845
Mortgage-Backed Securities	—	224,124	—	224,124
Senior Loans	—	—	75,664	75,664
Subordinated Debt	—	—	5,518	5,518
Private Equity	—	—	1,108	1,108
Money Market Fund	21,916	—	—	21,916

Total Investments in securities	$21,916	$344,385	$196,443	$562,744

Asset-Based Income Fund	June 30, 2026 (Unaudited)

The following are the details of the restricted securities of the Fund (in thousands, except share amounts):

Issuer(1)	Asset	Shares	Cost	Value	Acquisition Date	% of Net Assets
Private Equity
Sallie Mae Levered	Private Equity (SPV)	599,980	$600	$559	11/26/2025	0.1%
SunPower Financial	Private Equity (SPV)	583,201	583	549	6/7/2023	0.1%

			$1,183	$1,108

(1)	Refer to the Schedule of Investments for more details on securities listed.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Asset-Backed Securities	High Yield Securities	Senior Loans	Subordinated Debt	Private Equity	Total

Balance as of December 31, 2025	$87,339	$1,207	$101,407	$2,123	$1,000	$193,076
Purchases and drawdowns	34,214	2,018	25,002	3,373	448	65,055
Paydowns and sales	(7,780)	(380)	(48,802)	—	(200)	(57,162)
Paydown gains (losses)	9	—	(1,220)	—	—	(1,211)
Accretion of discounts (premiums)	9	—	(14)	—	—	(5)
Net change in unrealized appreciation (depreciation)	(2,483)	—	(709)	22	(140)	(3,310)
Transfers in	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—

Balance as of June 30, 2026	$111,308	$2,845	$75,664	$5,518	$1,108	$196,443

Net change in unrealized appreciation (depreciation) on investments held at June 30, 2026	$(2,472)	$—	$(797)	$22	$(140)	$(3,387)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2026:

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input

Asset-Backed Securities	$111,308	Yield Analysis	Yield	3.3% - 21.2% (8.1%)	Decrease
			Discount Margin	6.1% - 10.6% (9.8%)	Decrease
		Discounted Cash Flows	WACC	5.5% - 9.3% (7.4%)	Decrease

High Yield Securities	$2,845	Held at Cost

Senior Loans	$75,664	Yield Analysis	Yield	6.1% - 17.7% (7.1%)	Decrease
			Discount Margin	2.4% - 8.8% (2.9%)	Decrease

		Discounted Cash Flows Analysis	WACC	5.1% - 6.5% (5.3%)	Decrease

Subordinated Debt	$5,518	Discounted Cash Flows Analysis	WACC	6.4%	Decrease

Private Equity	$1,108	Yield Analysis	Yield	19.4%	Decrease

Total	$196,443

Asset-Based Income Fund	June 30, 2026 (Unaudited)

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighing ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

6.  Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended June 30, 2026 were as follows (in thousands):

Investments
Purchases	$113,665

Sales	$119,472

There were no purchases or sales of U.S. Government securities.

7.  Shareholder Transactions

On April 25, 2023, the Fund issued 515 shares of Series A Cumulative Preferred Shares (“CPS”) at an issuance price and liquidation preference of $1,000 per share. The shares accrue dividends at a rate of 12.0% per annum, with interest paid semi-annually in arrears. Unless full cumulative dividends on all outstanding CPS are declared and paid, no dividends shall be declared or paid upon common shares of the Fund. Each holder of CPS is entitled to one vote for each unit of CPS held and are senior to all classes and series of the Fund’s common shares. In the event of any dissolution, liquidation or winding down of the Fund, the CPS holders will be entitled to receive a pro rata distribution, prior to any assets being made available to common shareholders, in an amount equal to the liquidation value of the CPS. At June 30, 2026, the Fund had 515 shares of the CPS outstanding with a total liquidation value of $515,000.

At June 30, 2026, the Fund had unlimited common shares authorized with a par value of $0.001 per share. The shareholder transactions of the Fund’s common shares were as follows (in thousands, except share amounts):

	Six Months Ended June 30, 2026		Year Ended December 31, 2025

	Shares	Amount	Shares	Amount
Common Shares

Shares sold	7,184	$ 7,200	127,833	$130,070

Net increase	7,184	$ 7,200	127,833	$130,070

8.  Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of June 30, 2026, total unfunded commitments on these credit agreements were $6.8 million and cumulative unrealized gains on these unfunded commitments were less than $0.1 million.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.  Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income/loss and net realized gain/loss on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of December 31, 2025, the Fund’s most recent fiscal year end, the following permanent differences have been reclassified (to)/from the following accounts (in thousands):

Distributable earnings	Paid-in Capital
$36	$(36)

The tax character of distributions declared for the preferred and common shareholders for the years ended December 31, 2025 and the six months ended June 30, 2026 were as follows (in thousands):

	Ordinary Income	Long-Term Capital Gains	Total

December 31, 2025	$30,426	$4,126	$34,552
June 30, 2026*	$19,205	$—	$19,205

*

The final tax character of any distribution declared during the year ended 2026 will be determined in 2027 and reported to shareholders on IRS Form 1099-DIV in accordance with federal income tax regulations.

As of December 31, 2025, the Fund’s most recent fiscal year end, the components of total distributable earnings on a tax basis for the Fund were as follows (in thousands):

Undistributed Ordinary Income	Net Capital Gain	Other Temporary Differences	Net Unrealized Appreciation
$288	$2,744	$(14)	$4,373

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended December 31, 2025, the Fund did not utilize any capital loss carryforwards. As of December 31, 2025, the Fund had no non-expiring short-term and long-term capital loss carryforwards.

As of December 31, 2025, the Fund’s most recent fiscal year end, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund were as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$562,903	$6,295	$(1,922)	$4,373

Asset-Based Income Fund	June 30, 2026 (Unaudited)

10. Borrowings

The Fund is a party to Master Repurchase Agreements (“MRA”) that governs transactions between the Fund and various counterparties. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to the counterparty is reflected as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to a counterparty is recorded as a component of interest expense in the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements. As of June 30, 2026, the Fund had no reverse repurchase agreements outstanding under the MRA.

11. Segment Reporting

The Fund operates through a single operating and reporting segment with a principal objective of providing risk-adjusted returns through investments in asset-based finance investments. The Fund’s President acts as the Fund’s chief operating decision maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, as disclosed in its prospectus, against which the CODM assesses the Fund’s performance. In addition to other metrics, the CODM uses net increase in net assets resulting from operations as a key metric to assess the Fund’s performance against its benchmark. As the Fund’s investment operations comprise a single reporting segment, the segment assets are the same assets that are reported in the Statement of Assets and Liabilities, and significant segment expenses are the same as those listed on the Statement of Operations.

12. Subsequent Events

Subsequent events after the reporting date have been evaluated through the date the financial statements were issued. The Fund has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Asset-Based Income Fund	June 30, 2026

Approval of Renewal of Investment Advisory Agreement (Unaudited)

2025

Background

At a meeting of the Board of Trustees (the “Board”) of KKR Asset-Based Income Fund (the “Fund”) held on March 10, 2025 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of the Fund’s Morningstar category and another Morningstar category the Adviser believes provides an appropriate comparison to the Fund (together, “Morningstar categories”) as well as a collection of registered closed-end funds believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”).

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the members of the Board relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, valuation, investment research and overseeing and implementing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year and since inception periods (as of December 31, 2024) under the management of the Adviser on an absolute basis and in comparison to that of ICE BofA 3-5 Year US Corporate Index, the Fund’s benchmark. The Board also considered the Fund’s performance as compared to various separate managed accounts with a similar high-grade asset-based finance strategy managed by the Adviser and various newly launched funds with investment strategies that include asset-based finance investments (for this Appendix, the “Peer Funds”). The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

The Board then discussed with the Adviser the Fund’s advisory fee and expense ratio. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members and to the fees charged by investment advisers to the Peer Funds. The Board further noted that the Fund is a unique product offering in the market with few, if any, direct comparables. Additionally, the Board considered the impact of the Adviser’s agreement to contractually reduce the Fund’s advisory fee to 0.35% of the Fund’s month end net assets, noting that this waiver will remain in effect until the Fund’s aggregate net assets are equal to or greater than $1 billion. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Asset-Based Income Fund	June 30, 2026

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee, which does not include breakpoints. The Board concluded that the Fund’s advisory fee, including the contractual waiver thereof, is appropriate in light of the projected size of the Fund and would appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.

Profitability of the Adviser and Affiliates

The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the Fund’s advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for an additional one-year period. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

2026

Background

At a meeting of the Board of Trustees (the “Board”) of KKR Asset-Based Income Fund (the “Fund”) held on March 11, 2026 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).

Asset-Based Income Fund	June 30, 2026

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of the Fund’s Morningstar category and another Morningstar category the Adviser believes provides an appropriate comparison to the Fund (together, “Morningstar categories”) as well as a collection of registered closed-end funds believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”).

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the members of the Board relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, valuation, investment research and overseeing and implementing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year and since inception periods (as of December 31, 2025) under the management of the Adviser on an absolute basis and in comparison to that of ICE BofA 3-5 Year US Corporate Index, the Fund’s benchmark. The Board also considered the Fund’s performance as compared to various separate managed accounts with a similar high-grade asset-based finance strategy managed by the Adviser and various newly launched funds with investment strategies that include asset-based finance investments (for this Appendix, the “Peer Funds”). The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

The Board then discussed with the Adviser the Fund’s advisory fee and expense ratio. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members and to the fees charged by investment advisers to the Peer Funds. The Board further noted that the Fund is a unique product offering in the market with few, if any, direct comparables. Additionally, the Board considered the impact of the Adviser’s agreement to contractually reduce the Fund’s advisory fee to 0.35% of the Fund’s month end net assets, noting that this waiver will remain in effect until the Fund’s aggregate net assets are equal to or greater than $1 billion. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee, which does not include breakpoints. The Board concluded that the Fund’s advisory fee, including the contractual waiver thereof, is appropriate in light of the projected size of the Fund and would appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.

Asset-Based Income Fund	June 30, 2026

Profitability of the Adviser and Affiliates

The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the Fund’s advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for an additional one-year period. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), Shareholders may “opt in” to reinvest all or a portion of the income dividends and/or capital gain distributions to Shareholders in additional Shares of the Fund by providing the required enrollment notice to the Transfer Agent (the “DRIP Administrator”). A Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing to the DRIP Administrator. Shareholders whose Shares are held in the name of a broker or other nominee and who wish to have distributions reinvested may do so only if such a service is provided by the broker or other nominee or if the broker or other nominee permits participation in the DRIP. Shareholders whose Shares are held in the name of a broker or other nominee should contact their broker or nominee. All distributions to Shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Board declares a distribution.

The DRIP Administrator maintains all Shareholder accounts in the DRIP and furnishes confirmations of all transactions in the account, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each Shareholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. Any fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by the Fund to the DRIP Administrator. There are no brokerage charges with respect to Shares issued directly by the Fund as a result of regular distributions or capital gains distributions payable either in Shares or in cash.

The reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Material U.S. Federal Income Tax Considerations” in the SAI.

The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to the DRIP Administrator.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (888) 712-0118 or email us at dataprivacyoffice@kkr.com if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

Asset-Based Income Fund	June 30, 2026 (Unaudited)

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates’ everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder, that the Fund may from time to time purchase its shares at net asset value.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies..

Item 10. Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable for semi-annual report.

(a)(2) Not applicable for semi-annual report.

(a)(3) Not applicable for semi-annual report.

(a)(4) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable for semi-annual report.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Asset-Based Income Fund

By	/s/ Christopher Mellia
Christopher Mellia, President
(principal executive officer)

Date	September 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher Mellia
Christopher Mellia, President
(principal executive officer)

Date	September 1, 2026

By	/s/ Thomas Murphy
Thomas Murphy, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date	September 1, 2026